YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus Intermediate Term Income Fund for the six-month period ended January 31, 1999. Your fund produced a total return, including share price changes and dividend income generated, of 3.27% .* This compares with a total return of 5.17% for the Merrill Lynch Domestic Master Index during the same period.** Income dividends paid from net investment income during the period amounted to approximately $0.465 per share, representing an annualized distribution rate per share of 6.93%.***

The Economy

  The U.S. economy remained strong in 1998 in spite of economic turmoil in Asia and Russia. There were two main reasons: First, consumer spending was strong, backed by healthy real wage and salary income and the wealth effect from high asset prices. Second, technology spending was quite strong even as capital spending in the older industries showed signs of cooling late in the year.

  The  Fed  stood  pat  with  an unchanged Federal Funds rate for the first nine months of 1998, but began to ease rates on September 30. The trigger for its doing so was a financial crisis brought on by defaults. Despite the fact that an International Monetary Fund program was in place, Russia defaulted in midsummer. As the prices of illiquid assets owned by leveraged hedge funds, brokerage firms and banks dropped sharply, fear in financial circles escalated. The Fed broke the momentum of financial stress by easing rates on three successive occasions.

The period of financial crisis was brief enough that little damage was done to the U.S. economy in 1998, as yet another year of above-trend economic growth with quiescent inflation was recorded.

The U.S. and continental Europe experienced both good results and bad from the Asian financial crisis. In this country, the housing and consumer sectors were beneficiaries, while the industrial sector was weakened by the Asian recession. Low inflation permitted credit to ease in both Europe and the U.S.

  In 1998, the global economy survived a triple financial crisis focused on Japan, on emerging market countries and on hyperleveraged financial institutions. Overseas, excess capacity persists in many industries after years of high capital spending followed by the onset of weakness in world demand. Fortunately, the U.S. has led the world in making the transition from the traditional industries to the new growth industries such as biotechnology, software, hardware and the Internet. This contributed to the favorable combination of a low unemployment rate and low inflation in the U.S., a performance which has strengthened the forces for more efficient allocation of capital elsewhere in the world. As 1999 began, the U.S. economy continued to exhibit surprising strength.

Market Environment

  The last time we wrote, we stated that the slower growth prospects were still reverberating through the fixed income markets. Since that time, the bond market has made a 180-degree turn from the October/November crisis. During the crisis Treasury bond yields reached a new low in yield, while corporate (and other non-Treasury securities) widened fairly dramatically. The conventional thought was that global economic growth would drop precipitously due to the global crisis emanating from Asia. As mentioned above, the Fed lowered rates, averted the dire predictions, and rates have since retreated from the lows reached at the depth of the crisis (the 30-year Treasury bond reached a low yield of 4.7%).

  The Treasury market appeared to take on a new focus: stronger growth may be coming. Interest rates rose to reflect the stronger economic growth outlook. There are a number of indicators worth mentioning that are signaling the increased growth. The first is that the Asian economies, quite simply, stopped falling. When Asia as a region came to what was apparently a "bottom," commodity prices in turn took their cue, and stopped falling, too. This is not to say that Asia as a whole is out of the woods. It is more that Asia seems to
have   moved   past  a  period  of  intense  pain  attributed  to  the  crises.
Domestically, unemployment remained exceptionally low; non-farm payroll job growth remained strong. As a result, consumer confidence was still quite high. In essence, that was not the best backdrop for lower interest rates.

  Other non-Treasury securities, like corporate securities, performed much better than at the peak of the crisis. In fact, some investment-grade corporate bonds moved back towards the lower end of the historic spread relationship range.

Portfolio Focus

  We recognized that the valuations for corporate bonds were historically very expensive early in 1998. We felt that if growth were to slow at all, then corporate bonds were overvalued. In essence, we thought that investors would begin to demand a higher compensation for the increased credit risk of corporate securities. We began to reduce the fund's exposure to corporate bonds in early 1998. Corporate bonds still held by the fund through the end of the fiscal period severely underperformed the Treasury market because rates on corporate bonds increased.

  We mentioned in the last letter that performance could be attributed to several factors, one of those being duration/curve strategies. Our slower growth outlook had led us to have a more favorable disposition towards Treasuries, and in particular the 5-year part of the curve. We expressed this opinion of lower Treasury rates by maintaining a longer duration component versus the benchmark. The strategy worked out well as rates on Treasuries, as we have mentioned, moved much lower.

  During the reporting period, the widening of the spread was so dramatic that it quickly offset any advantages from longer duration for the fund. However, the fund began to perform well as the crisis appeared to fade, at least temporarily, during December 1998. Treasuries began to underperform most other bond sectors at that time. While we reduced our corporate position slightly, this was not enough to make the impact of the late fall widening of the spread less severe

  As always, we will be monitoring the fixed income markets for opportunities for the fund.

               Very truly yours,


               [Gerald Thunelius signature]


               Gerald Thunelius

               Portfolio Manager

February 18, 1999

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. -- Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark composed of U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; U.S. Treasury securities in the Index must have par amounts outstanding greater than or equal to $1 billion and corporate and generic mortgage-backed securities, $100 million per coupon.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.


DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                                                      JANUARY 31, 1999 (UNAUDITED)

                                                                                                  Principal
Bonds and Notes--76.4%                                                                             Amount             Value
-------------------------------------------------------                                          ____________       ___________
Asset-Backed Ctfs.--9.3%  Illinois Power Special Purpose Trust,

                                        Transitional Funding Trust Notes,

                                        Ser. 1998-1, Cl. A3, 5.31%, 2004 . . . . . . . . .       $  1,000,000      $  1,000,937

                          Nomura Asset Securities,

                                        Ser. 1998-D6, Cl. A4, 7.572%, 2028 . . . . . . . .          1,000,000 (a)       970,313

                          Nomura Depositor Trust,

                                        Ser. 1998-ST I, Cl. B2, 9.25%, 2003  . . . . . . .            750,000 (a,b)     652,031

                                                                                                                   ____________

                                                                                                                      2,623,281

                                                                                                                   ____________

      Commercial Mortgage

         Pass-Through Ctfs.--13.2%  DLJ Mortgage Acceptance:

                                        Ser. 1997-CF2, Cl. B3, 6.99%, 2009 . . . . . . . .          1,000,000 (b)       943,750

                                        Ser. 1998-CF2, Cl. A1A, 5.88%, 2031  . . . . . . .            995,389         1,003,166

                                    GMAC Commercial Mortgage Securities,

                                        Ser. 1996-C, Cl. E, 7.86%, 2006  . . . . . . . . .            600,000           547,125

                                    Resolution Trust:

                                        Ser. 1992-CHF, Cl. D, 8.25%, 2020  . . . . . . . .            247,681           246,597

                                        Ser. 1993-C3, Cl. D, 7.10%, 2024 . . . . . . . . .            223,944           226,570

                                    Structured Asset Securities, REMIC,

                                        Ser. 1996-CFL, Cl. H, 7.75%, 2028  . . . . . . . .          1,000,000 (b)       745,000

                                                                                                                   ____________

                                                                                                                      3,712,208

                                                                                                                   ____________

                      Energy--7.7%  Dual Drilling,

                                        Sr. Sub. Notes, 9.875%, 2004 . . . . . . . . . . .          1,000,000         1,055,000

                                    Rutherford-Moran Oil,

                                        Sr. Sub. Notes, 10.75%, 2004 . . . . . . . . . . .          1,000,000         1,115,000

                                                                                                                   ____________

                                                                                                                      2,170,000

                                                                                                                   ____________

                     Foreign--1.9%  Korea Electric Power,

                                        Deb., Zero Coupon, 2016  . . . . . . . . . . . . .          5,000,000 (c)       533,105

                                                                                                                   ____________

         Foreign/Governmental--.1%  Republic of Argentina (BOTE),

                                        Floating Rate Notes, Ser. 10, 5.2875%, 2000  . . .             41,140 (a)        38,304

                                                                                                                   ____________

             Hotels & Motels--1.8%  Hyatt Equities,

                                        Notes, 6.8%, 2000  . . . . . . . . . . . . . . . .            500,000 (b)       505,896

                                                                                                                   ____________

                   Insurance--4.6%  Frank Russell,

                                        Gtd. Notes, 5.625%, 2009 . . . . . . . . . . . . .            750,000 (b)       756,075

                                    Presidential Life,

                                        Sr. Notes, 9.5%, 2000  . . . . . . . . . . . . . .            525,000           536,528

                                                                                                                   ____________

                                                                                                                      1,292,603

                                                                                                                   ____________

                    Railroad--1.0%  Terminal Railroad Association,

                                        First Mortgage, 4%, 2019 . . . . . . . . . . . . .            345,000           297,150

                                                                                                                   ____________

Real Estate Investment Trusts--6.8%  Crescent Real Estate Equities,

                                        Notes, 6.625%, 2002  . . . . . . . . . . . . . . .          1,000,000           963,992

                                    Tanger Properties,

                                        Notes, 7.875%, 2004  . . . . . . . . . . . . . . .          1,000,000           948,851

                                                                                                                   ____________

                                                                                                                      1,912,843

                                                                                                                   ____________

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                               JANUARY 31, 1999 (UNAUDITED)

                                                                                                  Principal
Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------                                          ____________       ___________

Residential Mortgage

Pass-Through Ctfs.--17.0%  CountryWide Funding,

                                        Ser. 1994-8, Cl. B2, 6%, 2009  . . . . . . . . . .      $     742,132 (b)     $ 638,465

                           GE Capital Mortgage Services,

                                        REMIC, Ser. 1996-HE4, Cl. B4, 9.323%, 2026 . . . .            421,028 (a,b)     323,863

                           Norwest Asset Securities, REMIC:

                                        Ser. 1998-9, Cl. B3, 6.5%, 2028  . . . . . . . . .            818,987           762,554

                                        Ser. 1998-13, Cl. B3, 6.25%, 2028  . . . . . . . .            745,804           696,627

                           Residential Funding Mortgage Securities I, REMIC:

                                        Ser. 1997-S16, Cl. M3, 6.75%, 2012 . . . . . . . .            732,224           696,726

                                        Ser. 1997-S19, Cl. B3, 6.5%, 2012  . . . . . . . .            441,531 (b)       119,213

                                        Ser. 1998-S1, Cl. M3, 6.5%, 2013 . . . . . . . . .            541,675           508,211

                                        Ser. 1998-S16, Cl. B1, 6.5%, 2013  . . . . . . . .            303,237           248,702

                           Structured Asset Securities,

                                        REMIC, Ser. Greenpoint 1996-A,

                                        Cl. B3, 8.375%, 2027 . . . . . . . . . . . . . . .            701,086 (a)       791,351

                                                                                                                   ____________

                                                                                                                      4,785,712

                                                                                                                   ____________

                  Technology--3.6%  Motorola,

                                        Deb., 6.5%, 2028 . . . . . . . . . . . . . . . . .          1,000,000         1,027,540

                                                                                                                   ____________

                     Tobacco--2.9%  Philip Morris Cos.,

                                        Notes, 6.95%, 2001 . . . . . . . . . . . . . . . .            800,000 (d)       822,250

                                                                                                                   ____________

     U.S. Government Agency/

             Mortgage Backed--6.5%  Federal Home Loan Mortgage,

                                        Multiclass Mortgage Participation Ctfs., REMIC:

                                           Ser. 1499, Cl. E, 7%, 4/15/2023

                                              (Interest Only Obligation) . . . . . . . . .            850,000 (e)       258,868

                                           Ser. 1610, Cl. PW, 6.5%, 4/15/2022

                                              (Interest Only Obligation) . . . . . . . . .          1,867,492 (e)       433,053

                                           Ser. 2048, Cl. QI, 6.5%, 4/15/2026

                                              (Interest Only Obligation) . . . . . . . . .            975,805 (e)       162,228

                                    Federal National Mortgage Association,

                                        9%, 8/1/2026 . . . . . . . . . . . . . . . . . . .            437,441           464,916

                                    Government National Mortgage Association I:

                                        9%, 11/15/2017 . . . . . . . . . . . . . . . . . .             85,135            91,893

                                        Project Loan,

                                           6.625%, 7/15/2033 . . . . . . . . . . . . . . .            398,607           409,194

                                                                                                                   ____________

                                                                                                                      1,820,152

                                                                                                                   ____________

                                    TOTAL BONDS AND NOTES

                                        (cost $21,575,059) . . . . . . . . . . . . . . . .                          $21,541,044

                                                                                                                   ____________
                                                                                                                   ------------

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                               JANUARY 31, 1999 (UNAUDITED)

Equity-Related Securities--5.1%                                                                      Shares            Value
-------------------------------------------------------                                           ____________      ___________

Preferred Stocks--4.5%

        Broadcasting; Spanish Broadcasting System,

                                        Ser. A, Cum., $142.50  . . . . . . . . . . . . . .              1,204      $  1,276,240

                                                                                                                   ____________

Warrants--.6%

                     Broadcasting;  Spanish Broadcasting System  . . . . . . . . . . . . .                750 (b)       153,750

                                                                                                                   ____________

                                    TOTAL EQUITY-RELATED SECURITIES

                                        (cost $1,221,771)  . . . . . . . . . . . . . . . .                         $  1,429,990

                                                                                                                   ____________
                                                                                                                   ------------
                                                                                                 Principal

Short-Term Investments--18.4%                                                                     Amount
-------------------------------------------------------------------------------------------      ____________

   U.S. Government Agencies--17.9%  Federal Home Loan Banks,

                                        4.62%, 2/1/1999  . . . . . . . . . . . . . . . . .       $  5,040,000      $  5,040,000

                                                                                                                   ____________

          U.S. Treasury Bills--.5%  4.35%, 3/18/1999 . . . . . . . . . . . . . . . . . . .             50,000 (f)        49,715

                                    4.48%, 4/1/1999  . . . . . . . . . . . . . . . . . . .             65,000 (f)        64,520

                                    4.32%, 4/8/1999  . . . . . . . . . . . . . . . . . . .             35,000 (f)        34,720

                                                                                                                   ____________

                                                                                                                        148,955

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $5,188,974)  . . . . . . . . . . . . . . . .                         $  5,188,955
                                                                                                                   ____________
                                                                                                                   ------------

TOTAL INVESTMENTS (cost $27,985,804 ). . . . . . . . . . . . . . . . . . . . . . . . . . .              99.9%       $28,159,989
                                                                                                      _______      ____________
                                                                                                      -------      ------------

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .1%    $       18,539
                                                                                                      _______      ____________
                                                                                                      -------      ------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $28,178,528
                                                                                                      _______      ____________
                                                                                                      -------      ------------

Notes to Statements of Investments:

-----------------------------------------------------------------------------

(a)  Variable rate security-interest rate subject to periodic change.

(b)  Securities exempt from registration under Rule 144A of the Securities Act
     of 1933.   These  securities  may  be  resold  in  transactions  exempt from registration, normally to qualified institutional buyers. At January 31, 1999, these securities amounted to $4,838,043 or 17.2% of net assets.

(c) Zero coupon until year shown at which time a stated coupon rate becomes effective.

(d) Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.

(e)  Notional face amount shown.

(f) Held by the custodian in a segregated account as collateral for open financial futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF FINANCIAL FUTURES                                      JANUARY 31, 1999 (UNAUDITED)


                                                                            Market Value                          Unrealized
                                                                               Covered                          (Depreciation)
Financial Futures Long                                      Contracts       by Contracts        Expiration        at 1/31/99
___________________                                        ___________       _____________      _____________    _____________
U.S. Treasury 5 year Notes . . . . . . . . . . . . . . .        108           $12,251,250        March '99         $(94,515)
                                                                                                                   ________
                                                                                                                   --------


Financial Futures Short
____________________

U.S. Treasury 10 year Notes. . . . . . . . . . . . . . .          8               953,500        March '99        $  (5,250)
                                                                                                                    ________
                                                                                                                    --------


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                              JANUARY 31, 1999 (UNAUDITED)

                                                                                                     Cost               Value
                                                                                                  ____________      ___________
ASSETS:                          Investments in securities--See Statement of Investments . .      $27,985,804       $28,159,989

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              239,541

                                 Receivable for futures variation margin--Note 4(a)  . . .                                6,000

                                 Receivable for shares of Common Stock subscribed  . . . .                                  250

                                 Prepaid expenses and other assets . . . . . . . . . . . .                               28,474

                                                                                                                   ____________

                                                                                                                     28,434,254

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                                6,156

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                5,788

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                                7,537

                                 Payable for shares of Common Stock redeemed . . . . . . .                              213,856

                                 Interest payable--Note 2  . . . . . . . . . . . . . . . .                                1,479

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               20,910

                                                                                                                   ____________

                                                                                                                        255,726

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $28,178,528
                                                                                                                   ____________
                                                                                                                   ------------

REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $27,746,566

                                 Accumulated undistributed investment income--net  . . . .                               20,750

                                 Accumulated net realized gain (loss) on investments . . .                              336,792

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments [including ($99,765) net unrealized

                                   (depreciation) on financial futures]--Note 4(b) . . . .                               74,420
                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $28,178,528
                                                                                                                   ____________
                                                                                                                   ------------
SHARES OUTSTANDING

(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                            2,212,051

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $12.74
                                                                                                                        _______
                                                                                                                        -------


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .        $   873,507

                                 Cash dividends  . . . . . . . . . . . . . . . . . . . . .            132,029

                                                                                                  ___________

                                        Total Income . . . . . . . . . . . . . . . . . . .                           $1,005,536

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .             69,610

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .             45,283

                                 Interest expense--Note 2  . . . . . . . . . . . . . . . .             24,138

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             12,820

                                 Auditing fees . . . . . . . . . . . . . . . . . . . . . .              6,484

                                 Prospectus and shareholders' reports  . . . . . . . . . .              4,662

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .              3,346

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .              1,462

                                 Legal fees  . . . . . . . . . . . . . . . . . . . . . . .                830

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              1,473

                                                                                                  ___________

                                        Total Expenses . . . . . . . . . . . . . . . . . .            170,108

                                 Less--reduction in management fee due to

                                    undertaking--Note 3(a) . . . . . . . . . . . . . . . .            (63,704)

                                                                                                  ___________

                                        Net Expenses . . . . . . . . . . . . . . . . . . .                              106,404

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              899,132

                                                                                                                    ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .      $       7,674

                                 Net realized gain (loss) on financial futures . . . . . .            413,848

                                                                                                  ___________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                              421,522

                                 Net unrealized appreciation (depreciation) on investments

                                    [including ($102,234) net unrealized (depreciation) on

                                    financial futures] . . . . . . . . . . . . . . . . . .                             (416,418)

                                                                                                                    ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                                5,104

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $   904,236
                                                                                                                    ___________
                                                                                                                    -----------


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Six Months Ended
                                                                                              January 31, 1999      Year Ended
                                                                                                 (Unaudited)      July 31, 1998
                                                                                                ____________       _____________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     899,132        $  1,592,260

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .            421,522           1,444,678

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .           (416,418)           (634,086)

                                                                                               ____________        ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .            904,236           2,402,852

                                                                                               ____________        ____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (905,711)         (1,564,931)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,161,459)           (559,454)

                                                                                               ____________        ____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (2,067,170)         (2,124,385)

                                                                                               ____________        ____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,859,818          11,729,347

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,331,635           1,408,285

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (5,826,525)        (12,383,164)

                                                                                               ____________        ____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . .          6,364,928             754,468

                                                                                               ____________        ____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .          5,201,994           1,032,935

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22,976,534          21,943,599
                                                                                               ____________          __________
                                                                                               ------------          ----------

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $28,178,528         $22,976,534

                                                                                               ____________        ____________


UNDISTRIBUTED INVESTMENT INCOME--Net . . . . . . . . . . . . . . . . . . . . . . . . . .     $       20,750      $       27,329

                                                                                               ____________        ____________

                                                                                                  Shares              Shares
                                                                                               ____________        ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            845,132             878,894

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . .            106,189             106,245

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (456,289)           (927,231)

                                                                                               ____________        ____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . .            495,032              57,908
                                                                                               ____________        ____________
                                                                                               ------------        ------------
                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                                        Six Months Ended
                                                                        January 31, 1999            Year Ended July 31,
                                                                                                ______________________________

PER SHARE DATA:                                                          (Unaudited)          1998           1997        1996(1)
                                                                          __________           ______       ______       ______
   Net asset value, beginning of period  . . . . . . . . . . .              $13.38             $13.23       $12.22       $12.50
                                                                            ______             ______       ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . .                 .46                .91          .95          .46

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . . .                (.06)               .47         1.01         (.28)
                                                                            ______             ______       ______       ______

   Total from Investment Operations  . . . . . . . . . . . . .                 .40               1.38         1.96          .18
                                                                            ______             ______       ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . .                (.46)              (.89)        (.95)        (.46)

   Dividends from net realized gain on investments . . . . . .                (.58)              (.34)          --           --
                                                                            ______             ______       ______       ______

   Total Distributions . . . . . . . . . . . . . . . . . . . .               (1.04)             (1.23)        (.95)        (.46)
                                                                            ______             ______       ______       ______

   Net asset value, end of period  . . . . . . . . . . . . . .              $12.74             $13.38       $13.23       $12.22
                                                                            ______             ______       ______       ______
                                                                            ------             ------       ------       ------

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . .                6.49%(2)          10.93%       16.70%        3.05%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . . .                 .65%(2)            .80%         .52%          --

   Ratio of interest expense to average net assets . . . . . .                 .19%(2)            .34%         .06%          --

   Ratio of net investment income to average net assets  . . .                7.10%(2)           6.81%        7.45%        7.70%(2)

   Decrease reflected in above expense ratios due to

       undertakings by the Manager (limited to the expense

       limitation provision of the management agreement) . . .                 .50%(2)            .49%        .98%         2.50%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .               56.38%(3)         170.52%     321.59%       139.38%(3)

   Net Assets, end of period (000's Omitted) . . . . . . . . .             $28,179            $22,977     $21,944        $9,756
-----------------------------

(1)  From February 2, 1996 (commencement of operations) to July 31, 1996.

(2)  Annualized.

(3)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Intermediate Term Income Fund (the "Fund") is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the Fund. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $579 during the period ended January 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2--BANK LINES OF CREDIT:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended January 31, 1999 was approximately $803,200, with a related weighted average annualized interest rate of 5.96%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken through January 31, 1999, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses exceeded .65 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $63,704 during the period ended January 31, 1999.

(B) Under the Shareholder Services Plan, the Fund pays the Distributor at the annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 1999, the Fund was charged $31,641 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended January 31, 1999, the Fund was charged $9,538 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended January 31, 1999, the Fund was charged $3,346 pursuant to the custody agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $625 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended January 31, 1999 amounted to $13,761,203 and $17,514,197, respectively.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily

DREYFUS INTERMEDIATE TERM INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 1999 are set forth in the Statement of Financial Futures.

   (B) At January 31, 1999, accumulated net unrealized appreciation on investments and financial futures was $74,420, consisting of $957,826 gross unrealized appreciation and $883,406 gross unrealized depreciation.

   At January 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS INTERMEDIATE TERM

INCOME FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              082SA991

Intermediate Term

Income Fund

Semi-Annual

Report

January 31, 1999